Investment in Equity Accounted Joint Ventures	12 Months Ended
Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Ventures
Investment in Equity Accounted Joint Ventures
In October 2014, the Partnership sold a 1995-built shuttle tanker, the Navion Norvegia, to OOG-TK Libra GmbH & Co KG (or Libra Joint Venture), a 50/50 joint venture of the Partnership and Ocyan S.A. (or Ocyan) which vessel was converted to a new FPSO unit for the Libra field in Brazil. The FPSO unit commenced operations in late-2017. Included in the joint venture is a ten-year plus construction period loan facility, which as at December 31, 2019 had an outstanding balance of $586.5 million (December 31, 2018 - $654.2 million). The interest payments of the loan facility are based on LIBOR, plus a margin of 2.65%. The final payment under the loan facility is due October 2027. In addition, the Libra Joint Venture entered into ten-year interest rate swap agreements, with an aggregate notional amount of $536.1 million as at December 31, 2019 (December 31, 2018 - $588.8 million), which amortize quarterly over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a weighted average fixed rate of 2.52%. These interest rate swap agreements are not designated in qualifying cash flow hedging relationships for accounting purposes.

In June 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG TKP FPSO GmbH & Co KG, a joint venture with Ocyan, which owns the Itajai FPSO unit. Included in the joint venture is an eight-year loan facility, which as at December 31, 2019 had an outstanding balance of $105.9 million (December 31, 2018 - $138.2 million). The interest payments of the loan facility are based on LIBOR, plus a margin of 2.45%. The final payment under the loan facility is due October 2021. In addition, the joint venture entered into ten-year and nine-year interest rate swap agreements with an aggregate notional amount of $105.9 million as at December 31, 2019 (December 31, 2018 - $123.4 million), which amortize semi-annually over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a weighted average fixed rate of 2.50%. These interest rate swap agreements are not designated in qualifying cash flow hedging relationships for accounting purposes.

As at December 31, 2019 and 2018, the Partnership had total investments of $234.6 million and $212.2 million, respectively, in equity accounted joint ventures. No indicators of impairment existed as at December 31, 2019 and 2018.

The following table presents aggregated summarized financial information assuming a 100% ownership interest in the Partnership’s equity accounted joint ventures. The results included are for the Itajai FPSO joint venture and the Libra Joint Venture.

	As at December 31,
	2019 $	2018 $
Current assets	159,045	148,208
Non-current assets	1,122,079	1,189,463
Current liabilities	127,110	139,777
Long-term liabilities	686,371	780,685

	Year ended December 31,
	2019 $	2018 $	2017 $
Revenues	264,266	264,215	90,662
Operating income	134,321	119,774	43,422
Net income	72,022	78,916	28,884

The Partnership does not control its equity-accounted vessels and as a result, the Partnership does not have the unilateral ability to determine whether the cash generated by its equity-accounted vessels is retained within the entities in which the Partnership holds the equity-accounted investments or distributed to the Partnership and other owners. In addition, the Partnership does not control the timing of such distributions to the Partnership and other owners.